                                                                    EXHIBIT 10-F



                                FOURTH AMENDMENT


                         Dated as of September 30, 1995



                 THIS FOURTH AMENDMENT (this "Fourth Amendment") is entered into among FOXMEYER CORPORATION (formerly FoxMeyer Acquisition Corp., the successor in interest by merger to FoxMeyer Corporation), a Delaware corporation (the "Seller"), CORPORATE ASSET FUNDING COMPANY, INC., a Delaware corporation ("CAFCO"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("Enterprise" and, together with CAFCO, the "Investors" and individually an "Investor"), CITIBANK, N.A., a national banking association ("Citibank"), NATIONSBANK, N.A., a national banking association, individually ("NationsBank") and as co-agent (the "Co-Agent"), CITICORP NORTH AMERICA, INC., individually ("CNAI") and as agent the ("Agent"), and the other financial institutions listed on the signature pages hereof under the heading "A Syndicate Banks" (the "A Syndicate Banks") or "B Syndicate Banks", respectively (the "B Syndicate Banks" and, together with Citibank, NationsBank and the A Syndicate Banks, the "Banks").

                 PRELIMINARY STATEMENTS. (1) The Seller, the Investors, the Agent and the Co-Agent are party to that certain Trade Receivables Purchase and Sale Agreement dated as of October 29, 1993, as amended by the Amendment dated as of October 27, 1994, the Second Amendment dated as of November 22, 1994 and the Third Amendment dated as of April 26, 1995 (said Agreement as so amended being the "Investor Agreement"). The Seller, the Banks, the CNAI, the Agent and the Co-Agent are party to that certain Trade Receivables Purchase and Sale Agreement dated as of October 29, 1993, as amended by the Amendment dated as of October 27, 1994, the Second Amendment dated as of November 22, 1994 and the Third Amendment dated as of April 26, 1995 (said Agreement as so amended being the "Parallel Purchase Commitment" and, together with the Investor Agreement, the "Agreements"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the respective Agreements.

                 (2) The Seller, the Investors, Citibank, NationsBank, the other Banks, CNAI, the Agent and the Co-Agent, on the terms and conditions stated below, have agreed to amend certain financial covenants contained in the Agreements.

                 SECTION 1. Amendments to the Investor Agreement. The Investor Agreement is, effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 3 hereof, hereby amended as follows:

                 (a) The definitions of the terms "Applicable Coverage Ratio", "Credit Agreement", "Development Cost Debt Service Coverage Ratio Adjustment Amount", "Development Cost Interest Coverage Ratio Adjustment Amount", "Funded Debt" and "Funded Debt Service", contained in Section 1.01 thereof, are amended in their entirety to read as follows, respectively:

                          "Applicable Coverage Ratio" means, as of any date, the ratio of (a)(i) EBIT, plus (ii) amortization and depreciation expense, plus (iii) the Development Cost Interest Coverage Ratio Adjustment Amount, plus (iv) the Phar-Mor Interest Coverage Ratio Adjustment Amount, plus (v) the CareStream EBT Adjustment Amount,less
         (vi) CareStream D&A Adjustment Amount, of the Seller and its Consolidated Subsidiaries for the 12 month period ended on such date, to (b)(i) Interest Expense, less (ii) the CareStream Interest Expense Adjustment Amount, plus (iii) interest income then being currently received (to the extent such income is netted against interest charges in the definition of "Interest Expense"), for such 12 month period.

                          "Credit Agreement" means the Amended and Restated Loan Agreement dated as of April 29, 1993, as amended by the First Amendment to Amended and Restated Loan Agreement dated as of October 18, 1993, the Second Amendment to Amended and Restated Loan Agreement dated as of June 20, 1994, the Third Amendment to Amended and Restated Loan Agreement dated as of August 26, 1994, the Fourth Amendment to Amended and Restated Loan Agreement dated as of November 22, 1994, the Fifth Amendment to Amended and Restated Loan Agreement dated as of April 26, 1995, the Sixth Amendment to Amended and Restated Loan Agreement dated as of August 17, 1995, and the Seventh Amendment to Amended and Restated Loan Agreement dated as of September 30, 1995, among the Seller as Borrower, each Selling Subsidiary as Guarantors, the Lenders and Issuer referred to therein, and Citicorp USA, Inc. as Administrative Agent and NationsBank of Texas, N.A. and Banque Paribas as Co-Agents, as further amended, supplemented or otherwise modified from time to time."

                          "Development Cost Debt Service Coverage Ratio Adjustment Amount" means, as of any date of determination, the aggregate amount of any reduction of Operating Cash Flow attributable to any write-off of previously capitalized computer software development costs or any write-off of the costs of, or loss on the disposition of, replaced computer software and related hardware, but excluding any such reduction in respect of the CareStream Operations; provided that the aggregate amount of the Development Cost Debt Service Coverage Ratio Adjustment Amount utilized during any period of 12 months shall not exceed $5,000,000 (prior to any adjustment for income taxes).

                          "Development Cost Interest Coverage Ratio Adjustment Amount" means, as of any date of determination, the aggregate amount of any reduction of EBIT attributable to any write-off of previously capitalized computer software development costs or any write-off of the costs of, or loss on the disposition of, replaced computer software and related hardware, but excluding any such reduction in respect of the CareStream Operations;provided that the aggregate amount of the Development Cost Interest Coverage Ratio Adjustment Amount utilized during any period of 12 months shall not exceed $5,000,000 (prior to any adjustment for income taxes).

                          "Funded Debt" means, as of the date of any determination, the sum of the following (without duplication): (a) all Debt evidenced by the Notes (as defined in the Credit Agreement) for the B Borrowing Account (as defined in the Credit Agreement) as of such date, (b) all Debt evidenced by the 7.09% Notes (as defined in the Credit Agreement) as of such date, (c) all Debt consisting of Subordinated Debt (as defined in the Credit Agreement) as of such date, (d) all Debt which would be classified as "funded debt" or "long-term debt", including the current portions thereof, on a consolidated balance sheet of the Seller and its Consolidated Subsidiaries prepared as of such date in accordance with GAAP, (e) all Debt of the Seller or any Consolidated Subsidiary having a final maturity (or which is renewable or extendible at the option of the obligor for a period ending) more than one year after the date of creation thereof, notwithstanding that payments in respect thereof are required to be made by the obligor less than one year after the date of the creation thereof or that any amount thereof is at the time included also in Current Liabilities (as defined in the Credit Agreement) of such obligor, (f) all Debt of the Seller or any Consolidated Subsidiary outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year, notwithstanding that any such Debt is created within one year of the expiration of such agreement, (g) the present value (discounted at the implicit rate, if known, or ten percent (10%) per annum otherwise) of all obligations in respect of Capital Leases of the Seller or any Consolidated Subsidiary and (h) Redeemable Capital Stock of the Seller valued at the greater of its voluntary or involuntary maximum fixed repurchase or redemption price plus accrued and unpaid dividends. For purposes hereof, the "maximum fixed repurchase or redemption price" of any Redeemable Capital Stock which does not have a fixed repurchase or redemption price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased or redeemed on any date on which Funded Debt shall be required to be determined, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the Board of Directors of the issuer of such Redeemable Capital Stock. Notwithstanding the foregoing, Funded Debt shall be deemed not to include Indebtedness under the Overline Facility, which is due and payable not later than March 31, 1996.

                          "Funded Debt Service" means, with respect to the Seller and its Consolidated Subsidiaries, for any period, the sum of
         (a) the aggregate of all principal and interest payments and repurchase or redemption payments required or scheduled to be made during such period with respect to Funded Debt, (b) interest payments required to be made during such period with respect to Debt under the Overline Facility and (c) Preferred Dividends accruing or payable during such period.

                 (b) Section 1.01 of the Investor Agreement is amended by adding thereto the following new definitions, to be added in the applicable alphabetical order:

                          "CareStream D&A Adjustment Amount" means, for each date of determination after the CareStream Operations shall have been first accounted for as a discontinued operation of the Seller in accordance with GAAP, the amounts in respect of depreciation and amortization allocated to the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.

                          "CareStream Debt Service Adjustment Amount" means, for each date of determination after the CareStream Operations shall first have been accounted for as a discontinued operation of the Seller in accordance with GAAP, the principal and interest payments allocated to or paid directly by the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.

                          "Carestream EBT Adjustment Amount" means, for each date of determination after the CareStream Operations shall have been first accounted for as a discontinued operation of the Seller in accordance with GAAP, an amount equal to the loss of the Seller before provision for income taxes allocated to the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.

                          "Carestream Interest Expense Adjustment Amount" means, for each date of determination after the CareStream Operations shall have been first accounted for as a discontinued operation of the Seller in accordance with GAAP, the Interest Expense allocated to or paid directly by the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.

                          "Carestream Net Income Adjustment Amount" means, for each date of determination after the CareStream Operations shall have been first accounted for as a discontinued operation of the Seller in accordance with GAAP, the loss (after income taxes) of the Seller allocated to the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.

                          "Carestream Operations" means, the operations conducted by Healthcare Connect, Inc. and its Subsidiaries, principally providing healthcare administration and management services, together with (a) the assets of Healthcare Connect, Inc. and its Subsidiaries, (b) the assets purchased by the Seller and/or FoxMeyer Drug Company from the chapter 11 estate of Synercom Healthcare Systems, Inc. on or about February 8, 1995 and (c) the assets (consisting principally of hardware and software) used in the operation of the DataNet division of the Seller and/or FoxMeyer Drug Company, but excluding all shares of capital stock of FoxMeyer Canada.

                          "Overline Facility" means any agreement to be entered into among the Seller, Operating Subsidiaries, the lenders named therein and Citicorp USA, Inc., as Administrative Agent, providing a working capital facility in the aggregate principal amount of up to $60,000,000, and all Guaranties and other documents related thereto, as such agreement, Guaranties and other documents may be amended, replaced, supplemented or otherwise modified from time to time.

                 (c) Paragraph (iii) of Section 5.03(h) (concerning Interest Coverage Ratio) of the Investor Agreement is amended by (i) inserting at the end of clause (A) thereof the phrase "plus (5) the CareStream EBT Adjustment Amount", (ii) inserting after the phrase "the Service Fee Adjustment Amount," in clause (B) thereof the phrase "less (4) the CareStream Interest Expense Adjustment Amount," and (iii) deleting the ratios set opposite September 30, 1995, December 31, 1995 and March 31, 1996, respectively, and substituting for such ratios those ratios set opposite such dates below:

                               Last Day of
                          Applicable Period                    Ratio
                          -----------------                    -----
                          September 30, 1995                2.50 to 1.00
                          December 31, 1995                 2.00 to 1.00
                          March 31, 1996                    2.50 to 1.00

                 (d) Paragraph (iv) of Section 5.03(h) (concerning Debt Service Coverage Ratio) of the Investor Agreement is amended by (i) inserting at the end of clause (A) thereof the phrase "plus (4) the CareStream Net Income Adjustment Amount less (5) the CareStream D&A Adjustment Amount less (6) the CareStream Interest Expense Adjustment Amount" and (ii) deleting the phrase "Funded Debt Service" in clause (B) thereof and inserting in place thereof the phrase "(1) Funded Debt Service less (2) the CareStream Debt Service Adjustment Amount".

                 (e) Paragraph (v) of Section 5.03(h) (concerning Total Debt and Purchase Program Outstanding to Capitalization Ratio) of the Investor Agreement is amended by (i) inserting at the end of (and within) the parenthetical clause contained in clause (A)(1) thereof the phrase "or, for the fiscal quarter ending December 31, 1995, Debt from time to time outstanding under the Overline Facility" and (ii) adding to the end of said paragraph (v) the following "on each such date other than the last day of the fiscal quarter ending December 31, 1995, and on such last day 0.63 to 1.00."

                 SECTION 2. Amendments to the Parallel Purchase Commitment. The Parallel Purchase Commitment is, effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 3 hereof, hereby amended as follows:

                          (a)  The definitions of the terms "Applicable
Coverage Ratio", "Credit Agreement", "Development Cost Debt Service Coverage Ratio Adjustment Amount", "Development Cost Interest Coverage Ratio Adjustment Amount", "Funded Debt" and "Funded Debt Service", contained in Section 1.01 thereof, are amended in their entirety to read as follows, respectively:

                          "Applicable Coverage Ratio" means, as of any date, the ratio of (a)(i) EBIT, plus (ii) amortization and depreciation expense, plus (iii) the Development Cost Interest Coverage Ratio Adjustment Amount, plus (iv) the Phar-Mor Interest Coverage Ratio Adjustment Amount, plus (v) the CareStream EBT Adjustment Amount,less
         (vi) CareStream D&A Adjustment Amount, of the Seller and its Consolidated Subsidiaries for the 12 month period ended on such date, to (b)(i) Interest Expense, less (ii) the CareStream Interest Expense Adjustment Amount, plus (iii) interest income then being currently received (to the extent such income is netted against interest charges in the definition of "Interest Expense"), for such 12 month period.

                          "Credit Agreement" means the Amended and Restated Loan Agreement dated as of April 29, 1993, as amended by the First Amendment to Amended and Restated Loan Agreement dated as of October 18, 1993, the Second Amendment to Amended and Restated Loan Agreement dated as of June 20, 1994, the Third Amendment to Amended and Restated Loan Agreement dated as of August 26, 1994, the Fourth Amendment to Amended and Restated Loan Agreement dated as of November 22, 1994, the Fifth Amendment to Amended and Restated Loan Agreement dated as of April 26, 1995, the Sixth Amendment to Amended and Restated Loan Agreement dated as of August 17, 1995, and the Seventh Amendment to Amended and Restated Loan Agreement dated as of September 30, 1995, among the Seller as Borrower, each Selling Subsidiary as Guarantors, the Lenders and Issuer referred to therein, and Citicorp USA, Inc. as Administrative Agent and NationsBank of Texas,

         N.A. and Banque Paribas as Co-Agents, as further amended, supplemented or otherwise modified from time to time."

                          "Development Cost Debt Service Coverage Ratio Adjustment Amount" means, as of any date of determination, the aggregate amount of any reduction of Operating Cash Flow attributable to any write-off of previously capitalized computer software development costs or any write-off of the costs of, or loss on the disposition of, replaced computer software and related hardware, but excluding any such reduction in respect of the CareStream Operations; provided that the aggregate amount of the Development Cost Debt Service Coverage Ratio Adjustment Amount utilized during any period of 12 months shall not exceed $5,000,000 (prior to any adjustment for income taxes).

                          "Development Cost Interest Coverage Ratio Adjustment Amount" means, as of any date of determination, the aggregate amount of any reduction of EBIT attributable to any write-off of previously capitalized computer software development costs or any write-off of the costs of, or loss on the disposition of, replaced computer software and related hardware, but excluding any such reduction in respect of the CareStream Operations;provided that the aggregate amount of the Development Cost Interest Coverage Ratio Adjustment Amount utilized during any period of 12 months shall not exceed $5,000,000 (prior to any adjustment for income taxes).

                          "Funded Debt" means, as of the date of any determination, the sum of the following (without duplication): (a) all Debt evidenced by the Notes (as defined in the Credit Agreement) for the B Borrowing Account (as defined in the Credit Agreement) as of such date, (b) all Debt evidenced by the 7.09% Notes (as defined in the Credit Agreement) as of such date, (c) all Debt consisting of Subordinated Debt (as defined in the Credit Agreement) as of such date, (d) all Debt which would be classified as "funded debt" or "long-term debt", including the current portions thereof, on a consolidated balance sheet of the Seller and its Consolidated Subsidiaries prepared as of such date in accordance with GAAP, (e) all Debt of the Seller or any Consolidated Subsidiary having a final maturity (or which is renewable or extendible at the option of the obligor for a period ending) more than one year after the date of creation thereof, notwithstanding that payments in respect thereof are required to be made by the obligor less than one year after the date of the creation thereof or that any amount thereof is at the time included also in Current Liabilities (as defined in the Credit Agreement) of such obligor, (f) all Debt of the Seller or any Consolidated Subsidiary outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year, notwithstanding that any such Debt is created within one year of the expiration of such agreement, (g) the present value (discounted at the implicit rate, if known, or ten percent (10%) per annum otherwise) of all obligations in respect of Capital Leases of the Seller or any Consolidated Subsidiary and (h) Redeemable Capital Stock of the Seller valued at the greater of its voluntary or involuntary maximum fixed repurchase or redemption price plus accrued and unpaid dividends. For purposes hereof, the "maximum fixed repurchase or redemption price" of any Redeemable Capital Stock which does not have a fixed repurchase or redemption price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased or redeemed on any date on which Funded Debt shall be required to be determined, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the Board of Directors of the issuer of such Redeemable Capital Stock. Notwithstanding the foregoing, Funded Debt shall be deemed not to include Indebtedness under the Overline Facility, which is due and payable not later than March 31, 1996.

                          "Funded Debt Service" means, with respect to the Seller and its Consolidated Subsidiaries, for any period, the sum of
         (a) the aggregate of all principal and interest payments and repurchase or redemption payments required or scheduled to be made during such period with respect to Funded Debt, (b) interest payments required to be made during such period with respect to Debt under the Overline Facility and (c) Preferred Dividends accruing or payable during such period.

                 (b) Section 1.01 of the Investor Agreement is amended by adding thereto the following new definitions, to be added in the applicable alphabetical order:

                          "CareStream D&A Adjustment Amount" means, for each date of determination after the CareStream Operations shall have been first accounted for as a discontinued operation of the Seller in accordance with GAAP, the amounts in respect of depreciation and amortization allocated to the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.

                          "CareStream Debt Service Adjustment Amount" means, for each date of determination after the CareStream Operations shall first have been accounted for as a discontinued operation of the Seller in accordance with GAAP, the principal and interest payments allocated to or paid directly by the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.

                          "Carestream EBT Adjustment Amount" means, for each date of determination after the CareStream Operations shall have been first accounted for as a discontinued operation of the Seller in accordance with GAAP, an amount equal to the loss of the Seller before provision for income taxes allocated to the CareStream

         Operations in accordance with GAAP for the 12 month period ending on such date of determination.

                          "Carestream Interest Expense Adjustment Amount" means, for each date of determination after the CareStream Operations shall have been first accounted for as a discontinued operation of the Seller in accordance with GAAP, the Interest Expense allocated to or paid directly by the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.

                          "Carestream Net Income Adjustment Amount" means, for each date of determination after the CareStream Operations shall have been first accounted for as a discontinued operation of the Seller in accordance with GAAP, the loss (after income taxes) of the Seller allocated to the CareStream Operations in accordance with GAAP for the 12 month period ending on such date of determination.

                          "Carestream Operations" means, the operations conducted by Healthcare Connect, Inc. and its Subsidiaries, principally providing healthcare administration and management services, together with (a) the assets of Healthcare Connect, Inc. and its Subsidiaries, (b) the assets purchased by the Seller and/or FoxMeyer Drug Company from the chapter 11 estate of Synercom Healthcare Systems, Inc. on or about February 8, 1995 and (c) the assets (consisting principally of hardware and software) used in the operation of the DataNet division of the Seller and/or FoxMeyer Drug Company, but excluding all shares of capital stock of FoxMeyer Canada.

                          "Overline Facility" means any agreement to be entered into among the Seller, Operating Subsidiaries, the lenders named therein and Citicorp USA, Inc., as Administrative Agent, providing a working capital facility in the aggregate principal amount of up to $60,000,000, and all Guaranties and other documents related thereto, as such agreement, Guaranties and other documents may be amended, replaced, supplemented or otherwise modified from time to time.

                 (c) Paragraph (iii) of Section 5.03(h) (concerning Interest Coverage Ratio) of the Investor Agreement is amended by (i) inserting at the end of clause (A) thereof the phrase "plus (5) the CareStream EBT Adjustment Amount", (ii) inserting after the phrase "the Service Fee Adjustment Amount," in clause (B) thereof the phrase "less (4) the CareStream Interest Expense Adjustment Amount," and (iii) deleting the ratios set opposite September 30, 1995, December 31, 1995 and March 31, 1996, respectively, and substituting for such ratios those ratios set opposite such dates below:

                               Last Day of
                          Applicable Period                    Ratio
                          -----------------                    -----
                          September 30, 1995                2.50 to 1.00
                          December 31, 1995                 2.00 to 1.00
                          March 31, 1996                    2.50 to 1.00

                 (d) Paragraph (iv) of Section 5.03(h) (concerning Debt Service Coverage Ratio) of the Investor Agreement is amended by (i) inserting at the end of clause (A) thereof the phrase "plus (4) the CareStream Net Income Adjustment Amount less (5) the CareStream D&A Adjustment Amount less (6) the CareStream Interest Expense Adjustment Amount" and (ii) deleting the phrase "Funded Debt Service" in clause (B) thereof and inserting in place thereof the phrase "(1) Funded Debt Service less (2) the CareStream Debt Service Adjustment Amount".

                 (e) Paragraph (v) of Section 5.03(h) (concerning Total Debt and Purchase Program Outstanding to Capitalization Ratio) of the Investor Agreement is amended by (i) inserting at the end of (and within) the parenthetical clause contained in clause (A)(1) thereof the phrase "or, for the fiscal quarter ending December 31, 1995, Debt from time to time outstanding under the Overline Facility" and (ii) adding to the end of said paragraph (v) the following "on each such date other than the last day of the fiscal quarter ending December 31, 1995, and on such last day 0.63 to 1.00."

                 SECTION 3. Condition Precedent. Sections 1 and 2 of this Fourth Amendment shall become effective as of the date hereof when, and only when, the Agent shall have received counterparts of this Fourth Amendment executed by the Majority Banks under and as defined in the Parallel Purchase Commitment (or, as to any Banks, advice satisfactory to the Agent that such Banks have duly executed such amendment), the Seller, each Investor, CNAI, the Co-Agent and the Agent.

                 SECTION 4. Reference to and Effect on the Agreements (a) Upon the effectiveness of Sections 1 and 2 hereof, on and after the date of this Fourth Amendment, each reference in either Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to either Agreement in the other Agreement, the Fee Letter, the Asset Purchase Agreement, any Selling Subsidiary Letter, any letter agreement with any Bank or any other document delivered in connection with either Agreement, shall mean and be a reference to such Agreement as amended and modified hereby.

                 (b) Except as specifically amended and modified above, the Agreements, the Certificates, the Fee Letter, the Asset Purchase Agreement, the Selling Subsidiary Letters, the respective letter agreements between the Agent or the Co-Agent, as applicable, and the respective Banks and the other documents delivered in connection with the Agreements are and shall continue to be in full force and effect and are hereby ratified and confirmed.

                 SECTION 5. Cost and Expenses. The Seller agrees to pay on demand all costs and expenses of each of the Agent and the Co-Agent, respectively, in connection with the preparation, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Co-Agent, respectively, with respect thereto and with respect to advising the Agent or the Co-Agent as to its rights and responsibilities hereunder and thereunder. The Seller further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Fourth Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 5.

                 SECTION 6. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Fourth Amendment and the consent referred to below by telefacsimile shall be effective as delivery of a manually executed counterpart of this Fourth Amendment and such consent.

                 SECTION 7. Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        FOXMEYER CORPORATION


                                        By:
                                           -----------------------------------
                                               Title:

                                        CORPORATE ASSET FUNDING
                                        COMPANY, INC.

                                        By:  CITICORP NORTH AMERICA, INC.,
                                              its Attorney-in-fact


                                            By:
                                               -------------------------------
                                                         Vice President


                                        ENTERPRISE FUNDING CORPORATION


                                        By:
                                           -----------------------------------
                                            Title:


                                        CITIBANK, N.A.


                                        By:
                                           -----------------------------------
                                                         Vice President


                                        NATIONSBANK, N.A.,
                                        individually and as Co-Agent


                                        By:
                                           -----------------------------------
                                            Title:




                                        CITICORP NORTH AMERICA, INC.,
                                        individually and as Agent


                                        By:
                                           -----------------------------------
                                                         Vice President

                                        A SYNDICATE BANKS
                                        -----------------

                                           BANK OF AMERICA ILLINOIS
                                           (formerly Continental Bank, N.A.)

                                           By:
                                              --------------------------------
                                               Title:

                                           PNC BANK, NATIONAL ASSOCIATION

                                           By:
                                              --------------------------------
                                               Title:


                                           FIRST BANK NATIONAL ASSOCIATION

                                           By:
                                              --------------------------------
                                               Title:



                                        B SYNDICATE BANKS
                                        -----------------

                                           THE FUJI BANK, LTD. - HOUSTON
                                           AGENCY

                                           By:
                                              --------------------------------
                                               Title:


                                           THE BOATMEN'S NATIONAL BANK OF
                                           ST. LOUIS

                                           By:
                                              --------------------------------
                                               Title:


                                           THE BANK OF TOKYO, LTD.,
                                           acting through its Dallas Agency

                                           By:
                                              --------------------------------
                                               Title: